SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 11, 2011

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Ave., Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The President and Chief Executive Officer of Tri-Valley Corporation (the “Company”), Maston N. Cunningham, will address investors at the IPAA Oil & Gas Investment Symposium, New York, on April 12 and 13, 2011. The slides accompanying Mr. Cunningham’s presentation are attached as Exhibit 99.1 to this Current Report on Form 8-K.  An archived webcast of the presentation will be available at the Company’s website at www.tri-valleycorp.com under the “Investor Center” tab.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description of Exhibit

99.1	Tri-Valley Corporation -- Investor Presentation at the IPAA Oil & Gas Investment Symposium, New York, April 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-VALLEY CORPORATION

Date:	April 11, 2011	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Tri-Valley Corporation -- Investor Presentation at the IPAA Oil & Gas Investment Symposium, New York, April 2011